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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated September 11, 1995 appearing on page F-1 of Rotonics Manufacturing Inc.'s Annual Report on Form 10-K for the year ended June 30, 1995. We also consent to the reference to us under the heading "Experts" in such Prospectus.





Price Waterhouse LLP
Los Angeles, California
September 15, 1995